EXHIBIT 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND
CONSENT AND ACKNOWLEDGEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT AND ACKNOWLEDGEMENT (this “Amendment”) is dated as of January 24, 2006, and is entered into by and among PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions party to the Restated Credit Agreement referenced below (collectively the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Agent”).
     A. WHEREAS, the Borrower, the Agent, and the Lenders, among others, have entered into that certain Amended and Restated Credit Agreement (as amended, restated, or otherwise modified from time to time, the “Restated Credit Agreement”), dated as of July 26, 2005; and
     B. WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Restated Credit Agreement to: (a) consent to the sale of certain of the Borrower’s Collateral; and (b) amend the Restated Credit Agreement in other respects, and the Agent and the Lenders have agreed to each of the foregoing requests all on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Restated Credit Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Restated Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
     Section 2.1 New Definitions. The following new definitions are hereby added to Annex A to the Restated Credit Agreement in proper alphabetical order to read in their entirety as follows:
          “‘Amendment Date’ means December 30, 2005.”
     “‘Permitted Tidelands Sale’ means the sale by the Borrower of 100% of its general partnership interest in Tidelands, provided, however, that each of the

Tidelands Sale Conditions shall have been satisfied prior to or concurrently therewith.”
     “‘Permitted Tidelands Sale Documents’ means any and all agreements, instruments, and documents heretofore, now or hereafter evidencing or otherwise relating to the Permitted Tidelands Sale or any aspect thereof, all of which shall be in form and substance satisfactory to the Agent.”
     “‘Permitted Tidelands Sale Closing Date’ means the date on which the Permitted Tidelands Sale closes pursuant to the terms and conditions of the Permitted Tidelands Sale Documents.”
     “‘Pledge Agreement’ means that certain Pledge Agreement, dated as of December 18, 2003, by and between the Borrower and the Agent.”
     “‘Tidelands’ means Tidelands Oil Production Company, a Texas general partnership.”
     ““Tidelands Partnership Interest’ means all of the Borrower’s right, title and interest in and to Tidelands.”
     “‘Tidelands Sale Conditions’ means all of the following conditions precedent, all of which shall be in form and substance satisfactory to the Agent:
     (a) The Borrower shall have delivered to the Agent an executed original of each of the following agreements, documents or instruments, in each case, in form and substance acceptable to the Agent:
          (i) The Purchase and Sale Agreement by, between and among the Borrower, Chanse Long Beach Production Corporation, a Delaware corporation, OXY Tidelands, Inc., a Delaware corporation, and OXY Wilmington, LLC, a Delaware limited liability company, dated as of January ___, 2006, and all “Transaction Documents” referred to in Section 3.4 therein.
          (ii) A certificate executed by the Secretary of the Borrower certifying, on and as of the Permitted Tidelands Sale Closing Date, (A) that the resolutions attached thereto, which authorize the execution, delivery and performance by the Borrower of the Permitted Tidelands Sale Documents, have been approved, adopted and ratified, (B) the names of the officers of the Borrower authorized to sign the Permitted Tidelands Sale Documents to which the Borrower is to be a party, (C) the specimen signatures of such officers, (D) that the organizational document attached thereto is a true and correct copy of the Borrower’s organizational document, (E) that the governing document attached thereto is a true and correct copy of the Borrower’s governing document, (F) that the certificates attached thereto evidence of the existence, good standing, and foreign qualification of the Borrower in the jurisdiction in which the Borrower is formed or transacts business and is required to qualify as a foreign corporation; and (G) other matters;
          (iii) A certificate executed by the President and/or Chief Financial Officer certifying, on and as of the Permitted Tidelands Sale Closing Date, (A) that the representations and warranties contained herein, in the Restated Credit Agreement, as amended hereby, and in all other Loan Documents, shall be true and correct in all material respects as if made on and as of the Amendment Date, except for such representations and warranties limited by their terms to a specific date, (B) no Default or Event of Default shall have occurred and be continuing, (C) the Borrower is in full compliance with all covenants and agreements contained in the Restated Credit Agreement, as amended hereby, and all other Loan Documents, and (D) other matters; and
          (iv) Each other agreement, document, or instrument reasonably requested by the Agent in connection with the Permitted Tidelands Sale; and
     (b) The Permitted Tidelands Sale shall consist of the sale of 100% of the Borrower’s equity interests in Tidelands for a purchase price as set forth in the Permitted Tidelands Sale Documents, the proceeds of which shall be applied by the Borrower to reduce the then outstanding Revolving Loans, all in accordance with the conditions of this Amendment.”
     Section 2.2 Release of Tidelands Partnership Interest. The Agent and the Lenders hereby consent to the sale of the Tidelands Partnership Interest upon satisfaction of the Tidelands Sale Conditions. Notwithstanding anything to the contrary herein, it is expressly agreed and understood that the Agent is not releasing or discharging the Borrower from any of the following obligations: (a) any Capital Stock pledged to the Agent pursuant to the Pledge Agreement, other than the Tidelands Partnership Interest; or (b) any covenants, agreements, liabilities, or obligations under the Pledge Agreement, the Restated Credit Agreement, the Security Agreement, any Guaranty, or any of the other Loan Documents, except with respect to the Tidelands Partnership Interest.
     Section 2.3 Amendment to Schedules. Schedule 6.5 of the Restated Credit Agreement is hereby amended and restated in full by replacing it with Schedule 6.5 attached to this Amendment.
ARTICLE III
CONDITIONS
     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following additional conditions precedent in form and substance satisfactory to the Agent:

     (a) The representations and warranties contained herein, in the Restated Credit Agreement, as amended hereby, and in all other Loan Documents, shall be true and correct in all material respects as of the Amendment Date as if made on the Amendment Date, except for such representations and warranties limited by their terms to a specific date;
     (b) No Default or Event of Default shall have occurred and be continuing;
     (c) The Borrower and each of the Lenders shall have delivered to the Agent an executed original of each of the following agreements, documents or instruments, in each case, in form and substance acceptable to the Agent:
          (i) This Amendment together with the Consents and Acknowledgements attached hereto;
          (ii) A certificate executed by the Secretary of the Borrower certifying (A) that the resolutions attached thereto which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Loan Documents executed in connection herewith, have been approved, adopted and ratified, (B) the names of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents executed in connection herewith to which the Borrower is to be a party, (C) the specimen signatures of such officers, (D) that the organizational document attached thereto is a true and correct copy of the Borrower’s organizational document as of the Amendment Date, (E) that the governing document attached thereto is a true and correct copy of the Borrower’s governing document as of the Amendment Date, (F) that the certificates attached thereto evidence the existence, good standing, and foreign qualification of the Borrower in the jurisdiction in which the Borrower is formed or transacts business and is required to qualify as a foreign corporation as of the Amendment Date, and (G) other matters; and
          (iii) Each other agreement, document, or instrument reasonably requested by the Agent in connection with this Amendment;
     (d) The Agent received from the Borrower an amended Schedule 6.5 to the Restated Credit Agreement, in form and substance satisfactory to the Agent, reflecting all information required to be set forth thereon by Section 6.5;
     (e) The Borrower shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment;
     (f) The Agent shall have received evidence satisfactory to it that the Term Loan Agent and the Term Loan Lenders have consented to the terms and conditions of this Amendment, to the Permitted Tidelands Sale, and to the Permitted Tidelands Sale Documents and any and all documents relating to the release or discharge of any

Collateral or Person by the Term Loan Agent and the Term Loan Lenders in connection with the Permitted Tidelands Sale or this Amendment;
     (g) The Agent shall have received such other documents, corporate resolutions, corporate certificates, legal opinions and information, including, without limitation, any third party consents, that the Agent shall require, each in form and substance satisfactory to the Agent; and
     (h) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Agent, the Bank and the Lenders that, on and as of the Amendment Date, (a) the execution, delivery, and performance of this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Borrower and will not violate the articles of incorporation, articles of organization, bylaws or operating agreement of the Borrower, (b) the representations and warranties contained herein, in the Restated Credit Agreement, as amended hereby, and in all other Loan Documents, are true and correct in all material respects as if made on and as of the Amendment Date, except for such representations and warranties limited by their terms to a specific date, (c) no Default or Event of Default shall have occurred and be continuing, and (d) the Borrower is in full compliance with all covenants and agreements contained in the Restated Credit Agreement, as amended hereby, and all other Loan Documents.
ARTICLE V
MISCELLANEOUS
     Section 5.1 Acknowledgment of the Borrower. The Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrower with all of the provisions of this Amendment: (a) are within the powers and purposes of the Borrower; (b) have been duly authorized or approved by the board of directors of the Borrower; and (c) when executed and delivered by or on behalf of the Borrower will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. The Borrower reaffirms its obligation to pay all amounts due to the Agent or the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby. The Borrower hereby represents and warrants to the Agent and the Lenders that any consent of the Term Loan Lenders and of the Term Loan Agent required under the terms of either the Amended and Restated Intercreditor Agreement or the Term Loan Documents in order to consummate the transactions and amendments contemplated by this Amendment has been obtained and delivered to the Agent, in form and substance satisfactory to the Agent, on or before the Amendment Date.
     Section 5.2 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Restated Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Restated Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
     Section 5.3 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders, and their respective successors and assigns.
     Section 5.4 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 5.5 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT OR ANY LENDER TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE RESTATED CREDIT AGREEMENT SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE RESTATED CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE RESTATED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.
     Section 5.6 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

     Section 5.7 Expenses of Agent. Without limiting the terms and conditions of the Loan Documents, the Borrower agrees to pay on demand: (a) all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Restated Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.
     Section 5.8 Choice of Law; Jury Trial Waiver. This Amendment shall be governed by and construed according to the laws of the State of California (without regard to conflicts of law principles thereof). EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.
     Section 5.9 Total Agreement. This Amendment, the Restated Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.
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          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

“BORROWER”

PARAMOUNT PETROLEUM CORPORATION

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Todd R. Eggertsen

Name:	Todd R. Eggertsen
Title:	Vice President

“BANK”

BANK OF AMERICA, N.A., as the Bank

By:	/s/ Todd R. Eggertsen

Name:	Todd R. Eggertsen
Title:	Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Todd R. Eggertsen

Name:	Todd R. Eggertsen
Title:	Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Craig Tashjian

Name:	Craig Tashjian
Title:	Managing Director

By:	/s/ Andrea Servadio

Name:	Andrea Servadio
Title:	Associate

CITIBANK (WEST), FSB

By:	/s/ Hillary Savoie

Name:	Hillary Savoie
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Sally Haswell

Name:	Sally Haswell
Title:	Managing Director

By:	/s/ Richard J. Wernli

Name:	Richard J. Wernli
Title:	Director

NATEXIS BANQUES POPULAIRES as a Lender

By:	/s/ Simon Melchior

Name:	Simon Melchior
Title:	Assistant Vice President

By:	/s/ Vincent Lauras

Name:	Vincent Lauras
Title:	Managing Director

CONSENT AND ACKNOWLEDGEMENT
          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Non-Recourse Suretyship Agreement, Pledge Agreement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Suretyship Agreements”), and acknowledges and agrees that the Suretyship Agreements remain in full force and effect and the Suretyship Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Suretyship Agreements, of the persons listed below, including but not limited to the person who fails to sign.

/s/ W. Scott Lovejoy W. SCOTT LOVEJOY

/s/ Mark R. Milano

MARK R. MILANO

/s/ Jerrel C. Barto

Jerrel C. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Janice D. Barto

Janice D. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Craig C. Barto

Craig C. Barto, Trustee of the Craig C.Barto and Gisele M. Barto Living Trust , u/d/t
dated April 5, 1991

/s/ Gisele M. Barto

Gisele M. Barto, Trustee of the Craig C. Barto and Gisele M. Barto Living Trust, u/d/t
dated April 5, 1991

CONSENT AND ACKNOWLEDGEMENT
          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Guaranty Agreement, Security Agreement, Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Guaranty Agreements”) and acknowledges and agrees that the Guaranty Agreements remain in full force and effect and the Guaranty Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Guaranty Agreements, of the persons listed below, including but not limited to the person who fails to sign.

Paramount of Oregon, Inc., an Oregon corporation

By: Name:	/s/ Craig H. Studwell Craig H. Studwell
Title:	Senior Vice President

Paramount of Washington, Inc., a Washington corporation

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

Point Wells, LLC, a Washington limited liability company

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Assistant Manager